HSBC INVESTOR FUNDS
                         HSBC Investor Money Market Fund
                 HSBC Investor U.S. Government Money Market Fund
                HSBC Investor New York Tax-Free Money Market Fund
                  HSBC Investor U.S. Treasury Money Market Fund

                       Supplement dated September 13, 2001
                    to the Prospectus dated February 28, 2001


     Effective immediately, shares of the HSBC Investor Money Market Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund and HSBC Investor U.S. Treasury Money Market Fund (the "Funds") are available for purchase and redemption on each day on which U.S. bond markets are open for trading (a "Money Market Business Day"). Purchase and redemption orders received prior to 4:00 p.m., Eastern time, on any Money Market Business Day will be effected at the Fund's net asset value determined as of 4:00 p.m., Eastern time, on that date.